TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus, Summary Prospectus

and Statement of Additional Information

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Transamerica Total Return

Effective August 1, 2018, the following information will supplement and supersede any contrary information contained in the Prospectus and Summary Prospectus concerning the fund:

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.67%
Distribution and service (12b-1) fees	None
Other expenses	0.09%
Total annual fund operating expenses	0.76%
Fee waiver and/or expense reimbursement[1]	0.06%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2]	0.70%

[1]

Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2019 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.70% for Class I2 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2019 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

[2]

Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not reflect the implementation of the expense limitation arrangement effective August 1, 2018.

The “Example” table included in the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

1 year	3 years	5 years	10 years
$72	$237	$416	$937

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Effective August 1, 2018, the following information supplements the information appearing in the table contained in the “Expense Limitation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager”:

Fund	Expense Cap		Expiration Date of Expense Cap
Transamerica Total Return	Class I2	0.70%	March 1, 2019

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Investors Should Retain this Supplement for Future Reference

August 1, 2018